Exhibit 10.15
Execution Copy
AMENDMENT NO. 1 TO THE
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
COFFEYVILLE ACQUISITION LLC
     This Amendment No. 1 (this “Amendment”) to the Third Amended and Restated Limited Liability Company Agreement of Coffeyville Acquisition LLC., dated October 16, 2007 among the entities listed under the heading “Investor Members” on the signature pages hereto, the individuals listed under the heading “Management Members” on the signature pages hereto, and the entity and individual listed under the heading “Outside Members” on the signature pages hereto (the “LLC Agreement”) is entered into effective as of October 24, 2007. Capitalized terms used without definition herein have the meanings specified in the LLC Agreement.
     WHEREAS, the LLC Agreement may be amended by a written instrument signed by each of the Investor Members and, in the case of amendments which adversely effect the Management Members as a class, by a Majority in Interest (exclusive of Override Units) of the Management Members.
     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.	Section 9.1 of the LLC Agreement is hereby amended by adding the following immediately after Section 9.1(d):
     “(e) Notwithstanding any other provision in this Agreement, (i) any income recognized by the Company in respect of the dividend received by the Company on October 24, 2007, shall be allocated for Capital Account maintenance and U.S. federal income tax purposes among the members in proportion to the number of Common Units held by each Member as of such date, (ii) the cash received by the company in respect of such dividend shall be distributed by the Company to the Members in proportion to the number of Common Units held by each Member as of such date and (except as otherwise provided by this Section 9.1(e)) shall not otherwise be taken into account in making the computations required by this Section 9.1, and (iii) to the extent of the increase, if any, in the value of the Company’s assets over their value as of October 24, 2007, any distribution after October 24, 2007 shall be made to the Members in proportion to the number of Override Units held by each Member as of October 24, 2007 until the aggregate amount distributed pursuant to this clause (iii) equals the amount that would have been distributed to such Members in respect of their Override Units under Section 9.1(b) but for clause (ii) so that, to the extent of such increase in value, the aggregate amount received by each Member is the same as what each Member would have received but for this Section 9.1(e).”
2.	Other Provisions. Except to the extent expressly provided herein, the LLC Agreement is not affected hereby and continues in full force and effect in accordance with its original terms.

3.	Governing Law; Attorney’s Fees. This Amendment and the rights and obligations of the Members hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof. The substantially prevailing party in any action or proceeding relating to this Amendment shall be entitled to receive an award of, and to recover from the other party or parties, any fees or expenses incurred by him, her or it (including, without limitation, reasonable attorneys’ fees and disbursements) in connection with any such action or proceeding.

4.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
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Signature pages follows immediately hereafter]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of October 24, 2007.

INVESTOR MEMBERS KELSO INVESTMENT ASSOCIATES VII, L.P. By: Kelso GP VII, L.P., its General Partner
By:	Kelso GP VII, LLC, its General Partner

By:	/s/ James J. Connors, II
	Name:	James J. Connors, II
	Title:	Managing Member

KEP VI, LLC
By:	/s/ James J. Connors, II
	Name:	James J. Connors, II
	Title:	Managing Member

MANAGEMENT MEMBERS /s/ John J. Lipinski JOHN J. LIPINSKI
THE TARA K. LIPINSKI 2007 EXEMPT TRUST
By:	/s/ Tara K. Lipinski
	Name:	Tara K. Lipinski
	Title:	Trustee

THE LIPINSKI 2007 EXEMPT FAMILY TRUST
By:	/s/ Patricia E. Lipinski
	Name:	Patricia E. Lipinski
	Title:	Trustee

/s/ Stanley A. Riemann STANLEY A. RIEMANN

/s/ James T. Rens JAMES T. RENS

/s/ Keith D. Osborn KEITH D. OSBORN

/s/ Kevan A. Vick KEVAN A. VICK

/s/ Robert W. Haugen

ROBERT W. HAUGEN

/s/  Wyatt E. Jernigan

WYATT E. JERNIGAN

/s/  Alan K. Rugh

ALAN K. RUGH

/s/  Daniel J. Daly, Jr.

DANIEL J. DALY, JR.

/s/  Edmund Gross

EDMUND GROSS

/s/  Chris Swanberg

CHRIS SWANBERG

/s/  John Huggins

JOHN HUGGINS

OUTSIDE MEMBERS MAGNETITE ASSET INVESTORS III L.L.C. By: BlackRock Financial Management, Inc., as Managing Member
By:	/s/ Frank Gordon
	Name:	Frank Gordon
	Title:	Managing Director

/s/ Wesley Clark WESLEY CLARK